EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
President, General Counsel and Director of Menlo Acquisition Corporation Investment Employment principally conducted through Seidman & Associates, L.L.C. (Manager), Seidman Investment Partnership, L.P.and Seidman Investment Partnership II, LP (President of Corporate General Partner), Kerrimatt, LP (Investment Manager) and Federal Holdings, LLC (Investment Manager) and Lawrence B. Seidman, Esq.

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Chief Operating Officer, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL